SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]
Check the appropriate box:
 [ ]    Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
 [X] Definitive Proxy Statement
 [ ] Definitive  Additional Materials
 [ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                               CENIT Bancorp, Inc.

                (Name of Registrant as Specified In Its Charter)

                             Mid-Atlantic Investors

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:



      2)    Aggregate number of securities to which transaction applies:



      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



      4)    Proposed maximum aggregate value of transaction:



      5)    Total fee paid



 [ ]  Fee paid previously with preliminary materials

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                               CENIT Bancorp, Inc.
                          Norfolk, Virginia 23510-1586


                    PROXY STATEMENT OF MID-ATLANTIC INVESTORS

                -------------------------------------------------


     This Proxy Statement is furnished to shareholders of CENIT Bancorp, Inc., a Delaware corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by Mid-Atlantic Investors, a South Carolina general partnership ("Mid-Atlantic") for the purposes set forth herein for use at the Annual Meeting of Shareholders of the Company to be held at The Chrysler Museum of Art, 245 West Olney Road, Norfolk, Virginia 23510, on April 23, 1997, at 5:00 p.m., and at any adjournment thereof (the "Annual Meeting").

     Solicitation of proxies may be made in person or by mail, telephone, telegraph or other electronic means by Mid-Atlantic, and its general partners. Mid-Atlantic may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and Mid-Atlantic will reimburse the reasonable forwarding expenses. Mid-Atlantic has employed D.F. King & Co., Inc. in connection with the solicitation of proxies at a cost of approximately $10,000. Approximately 25 employees of D.F. King & Co., Inc. will be involved in soliciting proxies for Mid-Atlantic. The total cost of this solicitation of proxies is expected to be approximately $40,000.00, and will be paid by Mid-Atlantic. Expenditures through March 12, 1997, in furtherance of, or in connection with solicitation of proxies total $2,500. Mid-Atlantic will not seek reimbursement from the Company for any expenses. This Proxy Statement and the enclosed form of proxy were first mailed to shareholders on or about March 26,1997.

     The Company has its principal executive offices at 225 West Olney Road, Norfolk, Virginia 23510-1586. The Company's telephone number is (757) 446-6678. Mid-Atlantic has its principal offices at 289 Hunters Blind Drive, Columbia, South Carolina 29212. Mid-Atlantic's telephone number is (803) 749-7888.

                                  ANNUAL REPORT

     The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1996, including financial statements, is required to be furnished to shareholders by the Board of Directors of the Company. Such Annual Report to Shareholders does not form any part of the material for this solicitation of proxies.

                     INFORMATION IN BOARD'S PROXY STATEMENT

     This proxy statement is being delivered to shareholders of the Company in connection with solicitation of proxies by Mid-Atlantic for use at the Annual Meeting. It is expected that the Board of Directors of the Company will also solicit proxies for use at the Annual Meeting and will furnish a Proxy Statement in connection therewith (the "Board's Proxy Statement"). Neither Mid-Atlantic nor any of its affiliates is presently an officer or director, or otherwise engaged in management of the Company. Consequently, Mid-Atlantic does not have current information about the Company and its management such as is required by the rules of the Securities and Exchange Commission to be disclosed in a proxy statement. Accordingly, reference is made to the Board's Proxy Statement for such information. However, Mid-Atlantic does not make any representation as to the accuracy or completeness of such information.

                               REVOCATION OF PROXY


     Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of the Company of such revocation, (b) by appearing in person at the meeting and giving written notice of revocation to the Secretary of the Company on a form provided at the meeting, or (c) by executing and delivering to the Secretary of the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice of revocation should be sent to Corporate Secretary, CENIT Bancorp, Inc., 225 West Olney Road, Norfolk, Virginia 23510-1586. Please also send a copy to Mid-Atlantic Investors at Post Office Box 7574, Columbia, South Carolina 29202. Shareholders whose shares are not registered in their names will need documentation from the record holder of the shares to vote personally at the Annual Meeting.


                                QUORUM AND VOTING

     The securities that may be voted at the meeting consist of shares of Common Stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

     The close of business on February 27, 1997 has been established by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,639,989.

     As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of such person or entity.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies. The election of directors will be determined by a plurality of the votes cast. With respect to any action to be taken at the Meeting other than the election of directors, the affirmative vote of a majority of those shares present and voting on such action will be required. Valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), are required to be included in determining the number of votes present or represented at the Annual Meeting.


                       ACTIONS TO BE TAKEN BY THE PROXIES

     Each proxy executed pursuant to this solicitation by Mid-Atlantic, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as nominees for election to the Board of Directors and "FOR" approval of the Resolution of Mid-Atlantic recommending that the Board of Directors engage an investment banker to evaluate the Company. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with those specifications. Mid-Atlantic does not hereby seek authority to vote on any other matter of business which may be brought before the Annual Meeting, unless such matter relates to the foregoing resolutions, election of Mid-Atlantic's nominees or is incidental to the conduct of the meeting, in which case, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same.

                              SHAREHOLDER PROPOSALS

     If a shareholder wishes to submit a proposal for consideration by the shareholders of the Company at the 1998 Annual Meeting of Shareholders (the "1998 Meeting"), then in order for the proposal to be includable in the proxy statement for the 1998 Annual Meeting, the Board's Proxy Statement states that such proposal must be received by the Secretary of the Company no later than November 17, 1997.


     The Bylaws of the Company provide a procedure for certain business to be brought before annual meetings of the Company's shareholders, and such proposals may be properly brought before the meeting even if they are not required to be included in the Board's proxy statement for the meeting, so long as the proposing shareholder complies with the advance notice provisions of the Bylaws. If written notice of business proposed to be brought before the 1998 Meeting is given to the Secretary of the Company, delivered or mailed to and received at the principal executive offices of the Company not later than November 17, 1997, the Board's Proxy Statement states that such business may be brought before the 1998 Meeting. Information regarding the contents of the required notice to the Company is to be found in the Company's Bylaws, which are available from the Company upon request.


     Shareholders are also permitted to submit nominations of candidates for the Board of Directors. If a shareholder wishes to nominate a candidate to stand for election as a director at the 1998 Meeting, the nomination shall be made by written notice to the Secretary of the Company, which the Board's Proxy Statement states must be delivered or mailed to and received at the principal executive offices of the Company not later than November 17, 1997. The requirements regarding the form and content of shareholder nominations for directors are also set forth in the Bylaws.

                       SECURITY OWNERSHIP OF PARTICIPANTS
                       IN MID-ATLANTIC PROXY SOLICITATION

     The following table sets forth, as of February 27, 1997, the number and percent of outstanding shares of the Company's common stock beneficially owned by Mid-Atlantic, each of its general partners, and the three persons it has nominated for election as a director of the Company. Information about the number and percentage of outstanding shares beneficially owned by (i) each person known by the Company to own more than 5% of the outstanding Common Stock,
(ii) each director of the Company, (iii) each person named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group, is required to be set forth in the Board's Proxy Statement, and reference is made thereto for such information.



Name and Business                                   Number of Shares                       Percentage of Shares
Address of Participants                            Beneficially Owned                       Beneficially Owned


Mid-Atlantic Investors                                   50,000                                    3.1%
  P.O. Box 7574
  Columbia, SC 29202


H. Jerry Shearer                                         50,936                                    3.1%
  289 Hunters Blind Drive
  Columbia, SC 29212


Jerry Zucker                                        158,584 (1)                                    9.7%
  4838 Jenkins Avenue
  Charleston, SC 29405


Mid-Atlantic Investors and                          159,520 (2)                                    9.7%
Messrs. Shearer and Zucker
as a group



                                        3







Bonnie N. Curling(3)                                      2,000                                less than 1%
  4125 S. Military Highway
  Chesapeake, VA 23321


William S. Dodson(3)                                     12,678                                less than 1%
  3116 Tyre Neck Road
  Portsmouth, VA 23703


Burt E. Miller(3)                                         2,200                                less than 1%
  201 E. City Hall Avenue
  Norfolk, VA 23510




-------------------------
(1)  Includes the 50,000 shares owned by Mid-Atlantic Investors.

(2) The sum of all shares beneficially owned by Mid-Atlantic and Messrs. Shearer and Zucker

(3)  Nominee for the Company's Board of Directors.

                    ADDITIONAL INFORMATION ABOUT PARTICIPANTS
                       IN MID-ATLANTIC PROXY SOLICITATION

     Mid-Atlantic is a general partnership organized under the laws of the State of South Carolina for the purpose of investing in financial institutions. Jerry Zucker and H. Jerry Shearer are the general partners of Mid-Atlantic. Mr. Zucker is the chief executive of The InterTech Group, Inc. and the Polymer Group, Inc., the address of both of which is Post Office Box 5205, North Charleston, South Carolina 29406. The principal business of the InterTech Group, Inc. is manufacture of a wide and diverse variety of polymer and elastomer based products. The principal business of The Polymer Group, Inc. is manufacture and marketing of non-woven and woven polyolefin products. Mr. Shearer is managing partner of Mid-Atlantic.


      During the past two years Mid-Atlantic purchased 24,000 shares on March 25, 1996. During the past two years Mr. Shearer purchased 503 shares on February 6, 1996. During the past two years Ms. Curling purchased 300 shares on March 27, 1996 and 1,200 shares on May 6, 1996. Ms. Curling sold 500 shares on May 2, 1995. During the past two years Dr. Dodson purchased 1,000 shares on April 3, 1995; 1,076 shares on August 4, 1995; 1,000 shares on September 13, 1995; 200 shares on August 15, 1996; 1,300 shares on August 19, 1996; and 1,000 shares on January 9, 1997. Dr. Dodson sold 1,000 shares on December 23, 1996. During the past two years Mr. Miller purchased 336 shares on August 4, 1995; 100 shares on September 14, 1995; and 164 shares on May 10, 1996. Mr. Miller sold 200 shares on January 19, 1995; 500 shares on April 26, 1995; 300 shares on April 27, 1995; and 100 shares on October 22, 1996.

      The shares of common stock owned by Mid-Atlantic, which had a value at February 28, 1997 of approximately $2,250,000, are pledged to secure a margin account, which represents funds borrowed for the purpose of acquiring or holding such shares.


     Other than the Mid-Atlantic partnership agreement between Messrs. Shearer and Zucker pursuant to which they share dispositive and voting power with respect to partnership matters, neither Mid-Atlantic, nor any of Ms. Curling or Messrs. Shearer, Zucker, Dodson or Miller is, or has been in the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company. Neither Mid-Atlantic nor Ms. Curling nor Messrs. Shearer, Zucker, Dodson, Miller nor any of their associates has any arrangement or understanding with any person with respect to any future employment by the

Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.


     Mr. Shearer's wife, Martha M. Shearer, has beneficial ownership of 105 shares of the Company's Common Stock. Mrs. Shearer resides at 289 Hunters Blind Drive, Columbia, South Carolina 29212. Dr. Dodson is co- trustee of a retirement plan that has beneficial ownership of 3,300 shares of the Company's Common Stock. The name of this retirement plan is Drs. Dodson and Taylor, Inc., Employees' Profit Sharing Plan and its address is 3116 Tyre Neck Road, Portsmouth, Virginia.

                                               ELECTION OF DIRECTORS

      The Company's Board of Directors has set at four the number of directors to be elected at the Annual Meeting, each to serve a three-year term or until a successor is elected and qualified, and has nominated persons to be elected for each of these four directorships. Such persons are required to be identified in the Board's Proxy Statement, and information about such persons' employment, business experience and terms of office is also required to be set forth therein.

      Mid-Atlantic has nominated the following people for the Board of Directors of the Company:

Name (Age)                 Principal Occupation and Business Experience for the
                           Past Five Years

Bonnie N. Curling          Businesswoman; Co-owner, W.E. Curling, Inc.
(45)                       (underground utilities), C & V Utilities, Inc.)
                           (asphalt and concrete

William S. Dodson          Oral and Maxillo-Facial Surgeon, Drs. Dodson, Taylor
(63)                        & Jett, Inc. (oral and maxillo-facial surgeons)

Burt E. Miller             Senior Vice President, Anders Williams & Co., Inc.
(45)                       (shipping); Executive Vice President and Chief
                           Operating Officer, Marine Oil Service, Inc. (oil transportation)


The address of W.E. Curling, Inc. and C & V Utilities, Inc. is 4125 S. Military Highway, Chesapeake, Virginia 23321. The addresses of Drs. Dodson, Taylor & Jett, Inc. are 3116 Tyre Neck Road, Portsmouth, Virginia 23703 and 2441 Pruden Boulevard, Suffolk, Virginia 23434. The address of Anders Williams & Co., Inc. and Marine Oil Service, Inc. is 201 E. City Hall Avenue, Norfolk, Virginia 23510.

Bonnie N. Curling is a resident of Chesapeake, Virginia. Since 1976, Ms. Curling has been Controller, Secretary and Treasurer of W.E. Curling Welding Service, Inc. and since 1985 Ms. Curling has been President of C & V Utilities, Inc. Prior to 1976, Ms. Curling was employed by Chesapeake Public Schools, Chesapeake, Virginia.

William S. Dodson is a resident of Chesapeake, Virginia. Since 1961, Dr. Dodson has been engaged in the private practice of oral and maxillofacial surgery in Chesapeake, Portsmouth, and Suffolk, Virginia. Dr. Dodson holds a Bachelor of Science Degree from Hampden-Sydney College and a Doctorate of Dental Surgery degree from the Medical College of Virginia School of Dentistry. Dr. Dodson is Chairman of the Ethics Committee of Tidewater Dental Society, a post he has held for more than ten years. Dr. Dodson is past chief of Staff of Portsmouth General Hospital and has lectured extensively on the topic of reconstructive Oral and Maxillofacial surgery throughout the United States and abroad.


Burt E. Miller is a resident of Norfolk, Virginia. Mr. Miller has been associated with the Anders Williams Ship Agency, Inc., and its affiliates, for more than five years. Mr. Miller is Senior Vice President of the Anders

     Williams Ship Agency, Inc. and Anders Williams & Co., Inc. Mr. Miller also serves as Executive Vice President and Chief Operating Officer of Marine Oil Service, Inc., Vice President of Anders Williams Trucking Co., Inc., and Vice President of Anders Williams Properties, Inc. Mr. Miller is Managing Member of Norfolk Marine Capital, L.L.C. and Marine Oil Service of New York, L.L.C. and is Treasurer of Hampton Road Shipping Association. Mr. Miller holds a Bachelor of Science degree in Analytical Management from the United States Naval Academy. He holds the rank of Captain, U. S. Naval Reserve, Retired.


      Mid-Atlantic has only nominated three persons to be elected directors. The Board of Directors has set the size of the Board at eleven and has nominated persons for each of the four positions for which directors are to be elected. Therefore, there are seven nominees for four positions. The four nominees who receive the greatest number of votes will be elected. The three nominees who receive the least number of votes will not be elected.


     Shareholders who use the Mid-Atlantic proxy card will only be able to vote for three director nominees: Ms. Curling, Dr. Dodson and Mr. Miller. Shareholders who use the management proxy card will be able to vote for four nominees but will not be able to vote for Ms. Curling, Dr. Dodson or Mr. Miller because they are not named on management's proxy card. Shareholders are not permitted to use both proxy cards, thus, shareholders cannot vote for the three nominees on Mid-Atlantic's proxy card and also vote for the four other nominees using management's proxy card. If shareholders use the Mid-Atlantic proxy card, they will not be able to vote for a fourth director. If the Mid-Atlantic nominees are elected, the fourth seat will be filled by the nominee named on management's proxy card who receives the greatest number of votes from other shareholders. Mid-Atlantic believes that to be a very small price to pay in order to elect three truly independent Directors.


     If Ms. Curling, Dr. Dodson and Mr. Miller are elected, eight of the eleven members of the Board will be management nominees. Since the Company's bylaws provide that action by the directors shall be by majority vote, Ms. Curling, Dr. Dodson and Mr. Miller will not be able to cause any action to be taken or not taken unless a substantial number of other directors agree with Ms. Curling, Dr. Dodson and Mr. Miller. Nevertheless, Ms. Curling, Dr. Dodson and Mr. Miller may, because of their different backgrounds, their extensive, hands-on business experience and otherwise, be able to inform and persuade other directors sufficiently to cause the Board to take or not take various actions.

     Mid-Atlantic has nominated Ms. Curling, Dr. Dodson and Mr. Miller because it believes that the Company will benefit from the participation on the board of directors of new people who have not been selected by the existing board of directors. Ms. Curling, Dr. Dodson and Mr. Miller are all investor shareholders who, with the exception of their share ownership, have no personal economic interest in the Company. They are independent of management. Mid-Atlantic believes that they will, if elected, pursue the best interests of the shareholders, the owners, of the Company. Mid-Atlantic has no agreement or understanding with any of Ms. Curling, Dr. Dodson or Mr. Miller regarding her or his service on the board of directors other than its expectation that each of them will discharge his or her duties as a director in accordance with applicable law and in the best interests of the shareholders of the Company.

     Mid-Atlantic urges you to use its proxy card and vote FOR Ms. Curling, Dr. Dodson and Mr. Miller who are the only persons who were not nominated by existing management.

                        RESOLUTION TO BE PRESENTED AT THE
                         ANNUAL MEETING BY MID-ATLANTIC


     Mid-Atlantic plans to present the resolution set forth below to the shareholders for a vote at the Annual Meeting. Mid-Atlantic is soliciting proxies pursuant hereto to vote "FOR" the resolution.


Resolution Proposed By Mid-Atlantic Investors

     RESOLVED that it is the desire of the shareholders that the Board of Directors promptly engage an investment banker to determine the present value of the Company if it remains independent as well as the value that would be likely to be obtained from a sale of the Company, and report the conclusions of the investment banker to the shareholders within six months.

     Mid-Atlantic recommends you vote FOR this resolution.

     Mid-Atlantic has discussed with management of the Company management's vision for the Company's future on a number of occasions. Management has not articulated to Mid-Atlantic or the shareholders a clear plan for maximizing the value of the Company to its shareholders. It appears to Mid-Atlantic that management is operating from a misguided and erroneous belief that the Company will have greater value to the shareholders if it remains independent rather than if it is sold. The purpose of the resolution is to encourage management to seek a professional opinion on the matter and share the results with the shareholders. Based on the information currently available to it, Mid-Atlantic believes that a sale of the Company would be in the best interest of the shareholders. Mid-Atlantic hopes that adoption of this resolution will lead to a prompt sale of the Company.

                              CERTAIN TRANSACTIONS

     None of Mid-Atlantic, nor Ms. Curling or Messrs. Shearer, Zucker, Dodson or Miller or their associates has had any loan relationships with the Company or any of its subsidiaries since December 31, 1995.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Information about compensation of directors and executive officers of the Company is required to be set forth in the Board's Proxy Statement, and reference is made thereto for such information. It may help explain management's opposition to Mid-Atlantic's proposal.

                                 OTHER BUSINESS

     Mid-Atlantic is not aware of any other business to be conducted at the Annual Meeting. Mid-Atlantic does not seek authority hereby to vote on any other business unless it relates to nominees for the Board of Directors of the Company, the resolution discussed herein, or is incidental to the conduct of the meeting, in which case, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on such matters.

                                                      APPENDIX A - FORM OF PROXY


                                      PROXY


               PROXY SOLICITED ON BEHALF OF MID-ATLANTIC INVESTORS
         FOR 1997 ANNUAL MEETING OF SHAREHOLDERS OF CENIT BANCORP, INC.


     H. Jerry Shearer and Jerry Zucker, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of CENIT Bancorp, Inc. (the "Company") held of record by the undersigned on the Record Date at the 1997 Annual Meeting of Shareholders to be held at The Chrysler Museum of Art, 245 West Olney Road, Norfolk, Virginia 23510, on April 23, 1997, at 5:00 p.m., and at any adjournment thereof, as follows:

1.       ELECTION OF    [ ] FOR all nominees      [ ]  WITHHOLD  AUTHORITY
         DIRECTORS.         listed below               to vote for all nominees
                                                       listed below

                            [ ]   WITHHOLD  AUTHORITY  only  on the
                                  following nominees:


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S), WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE ABOVE.

         NOMINEES: Bonnie N. Curling, William S. Dodson, Burt E. Miller (The agents will not vote for any of the other four nominees for director.)

2.       RESOLUTION OF THE SHAREHOLDERS:

         RESOLVED that it is the desire of the shareholders that the Board of Directors promptly engage an investment banker to determine the present value of the Company if it remains independent as well as the value that would be likely to be obtained from a sale of the Company, and report the conclusions of the investment banker to the shareholders within six months.

         [ ]  FOR                   [ ]  AGAINST                   [ ]  ABSTAIN

3. And, in the discretion of said agents, upon such other business relating to the foregoing as may properly come before the meeting, and matters incidental to the conduct of the meeting.

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, guardian, or similar position, please give full title. If more than one trustee, all should sign. Joint accounts need only one signature, but all account holders should sign if possible.

Dated:          ,  1997

                        APPENDIX B - FORM OF COVER LETTER
                             (Soliciting Material)


                             MID-ATLANTIC INVESTORS
                              Post Office Box 7574
                         Columbia, South Carolina 29202

                                                   March 24, 1997

Dear Fellow CENIT Shareholder:

     Enclosed is a green proxy form that will give you the ability to vote for three truly independent directors for CENIT Bancorp, Inc. The green proxy form also gives you the chance to vote on a proposal to ask the board of directors to hire an expert to assess the value of CENIT if it were sold as well as its value if it remains independent. These choices are important to the future of CENIT and the value of your CENIT investment. Please consider them carefully and then express your choice by voting.

     On the back of this letter I have listed a number of reasons why I am going to vote for Bonnie Curling, Bill Dodson and Burt Miller to serve on the CENIT board of directors and for the proposal to obtain a valuation of the company. I hope you will take a few minutes to read them before you vote.

     Mid-Atlantic Investors and its partners, Jerry Zucker and Jerry Shearer, own almost 10% of the stock of CENIT. We would like to see CENIT sold to a larger institution because we believe such a sale will cause an immediate substantial increase in the value of CENIT. After much investigation, we do not believe that the existing management of CENIT can create more value for shareholders by continuing to operate CENIT than the shareholders will get from a sale. Although it is not a guaranteed consequence, we believe that electing several independent directors and hiring an investment banker will lead to a sale in the near future. Even without an immediate sale, these new directors and a valuation of the company would be worthwhile.

     CENIT's existing management does not like our ideas and proposals. They have done everything they can to make it difficult for us to communicate with you and for you to vote on our proposal. They have a vested economic interest in not selling the company. Our interest is limited to our interests as shareholders, just like you.

     Let management know what the shareholders, the owners of the company, want. Support our efforts by marking FOR, signing and returning the enclosed green proxy card.

     For assistance with voting please call D. F. King & Co., Inc. at 1-800-829-6554 or call me at 1- 800-927-7499.

                                             Sincerely,


                                             Jerry Shearer
                                             Managing Partner


     If you have already sent in a proxy, you can still vote using the enclosed green proxy. By signing the green proxy and returning it, you will automatically cancel any previous proxy.

                              APPENDIX B - page 2

                                DIRECTOR NOMINEES

     Bonnie  Curling is President of C & V Utilities,  Inc. and Controller of W.
E. Curling Welding Service. Ms. Curling and her husband formed their own business, W. E. Curling Welding Services, Inc. while sitting at their kitchen table more than 18 years ago. Later they formed C & V Utilities. Ms. Curling is an astute businesswoman and is devoted to her family. As an indication of her energetic spirit, Ms. Curling enjoys roller blading with her grandchildren. Ms. Curling has a unique business perspective not currently represented on CENIT Bancorp's board of directors.

     Bill Dodson is a very successful oral surgeon, having practiced now for more than 35 years. Dr. Dodson is associated with the dental practice of Drs. Dodson, Taylor & Jett. The practice has offices in Portsmouth and Suffolk, Virginia. He has lectured extensively on his specialty, maxillofacial surgery. Dr. Dodson has traveled abroad as well in humanitarian endeavors to work in the relief of maxillofacial deformaties. Having been raised on a tobacco farm, Dr. Dodson knows the value of hard work. And, Dr. Dodson has a sensitive, seasoned business perspective not currently represented on CENIT Bancorp's board of directors.

     Burt Miller is Senior Vice President of Anders Williams Co., Inc., a well-established shipping agency in Norfolk, Virginia. Also, Mr. Miller is Executive Vice President and Chief Operating Officer of Marine Oil Services, Inc., an oil transportation company with offices in Norfolk, Virginia and Bayonne, New Jersey. Mr. Miller has served both companies for more than 14 years. Mr. Miller is a former Navy pilot who knows first hand the rigors and disciplines of the military and of business. Mr. Miller has a unique business perspective not currently represented on CENIT Bancorp's board of directors.

                    REASONS TO VOTE FOR INDEPENDENT DIRECTORS

1. They are independent. Unlike most members of the current board, these nominees will not receive any income or benefits from CENIT except their board fees. They are not members of the self-perpetuating club operated by management.

2. They are a diverse group of business people. There is not a lawyer in the group. (The current board of eleven has five lawyers.) All three of the independent nominees are responsible for successful, for profit, businesses.

3. The current board has only done a mediocre job. Earnings have not improved as they should. The board has no articulated vision for the future that will increase shareholder value. Some new ideas may help.

                 REASONS TO VOTE FOR THE SHAREHOLDER RESOLUTION

1. First step to sale of CENIT. Mid-Atlantic believes the best way to increase the value of CENIT to the shareholders is to sell CENIT to a bigger company for a premium. We believe a sale could be made that would give CENIT shareholders an immediate increase in value as well as an investment in a more profitable company.

2. This is the time to sell. We believe that the market for companies like CENIT is not likely to improve in the future and it may get worse. Selling now to a larger company may also provide the opportunity to benefit if that company is sold to an even larger company.

3.   Inform  the  board  and  shareholders  of the real  value  of the  Company.
     Management of the company seems to think it is increasing shareholder value. We have a lot of experience with companies like CENIT and we believe greater value can be obtained with a sale. An investment banker may be able to educate management as to the realities of value.